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                                  UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): February 19, 2002


                                ROCKSHOX, INC.
              (Exact Name of Registrant as Specified in Charter)


   DELAWARE                        0-28822                    77-0396555
(State or other            (Commission File Number)         (IRS  Employer
jurisdiction of                                             Identification #)
incorporation)


                        1610 GARDEN OF THE GODS ROAD,
              (Address of Principal Executive Office) (Zip Code)


                                (719) 278-7469
             (Registrant's telephone number, including area code)







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ITEM 5.  OTHER EVENTS

On February 20, 2002, RockShox, Inc. and SRAM Corporation announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among RockShox, Inc., SRAM Corporation and Sram Acquisition Corporation, a wholly owned subsidiary of SRAM Corporation.

A copy of the Merger Agreement and the press release related to the events discussed above are attached hereto as Exhibits 2.1 and 99.1, respectively, and are each hereby incorporated by reference.

ITEM 7.  EXHIBITS

2.1 Agreement and Plan of Merger dated as of February 19, 2002 between RockShox, Inc., SRAM Corporation, an Illinois corporation, and Sram Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of SRAM Corporation.

99.1  Press Release of RockShox, Inc. dated February 20, 2002.




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ROCKSHOX, INC.

                             By:  /s/ Chris Birkett
                                  -----------------------
                                  Chris Birkett
                                  Chief Financial Officer and
                                  Duly Authorized Officer

Dated:  February 21, 2002


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EXHIBIT INDEX

2.1 Agreement and Plan of Merger dated as of February 19, 2002 between RockShox, Inc., SRAM Corporation, an Illinois corporation, and Sram Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of SRAM Corporation.

99.1  Press Release of RockShox, Inc. dated February 20, 2002.